Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 10.15

AMENDMENT NO. 19 TO MASTER SERVICES AGREEMENT
This Amendment No. 19 (“Amendment”) is dated and effective on July 1, 2023 (“Amendment Effective Date”) by and between Block, Inc. (formerly Square, Inc.), a Delaware corporation, whose principal address is 1955 Broadway, Suite 600, Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

CONTEXT:
A.Marqeta and Client entered into the Agreement for the provision of certain services to Client;
B.The Parties desire to supplement the Agreement with the terms of this Amendment, which become a part of the Agreement, and
C.*** and *** are Affiliates of Client which have, as applicable, entered into Amendment No. 11, Amendment No. 14, the ***, and the ***, each as amended and defined below, and are signing this Amendment in order to approve and incorporate the terms of this Amendment to those documents with Marqeta, as described in section 13.
TERMS:

1.Extension of Initial Term for Cash App Program. The first sentence of the additional paragraph added to Section 3(a) of Schedule, “Program Terms,” to the Agreement in Section 2 of the Twelfth Amendment to the Agreement, dated March 13, 2021 (“Amendment No. 12”), as amended by Section 1 of Amendment No. 17 to the Agreement, dated July 1, 2023 (“Amendment No. 17”), is deleted in its entirety and replaced with the following:

“The Initial Term, with respect to the Cash App Program, will begin on the Effective Date and will expire on June 30, 2028, unless terminated earlier in accordance with the terms of this Agreement (“Cash App Initial Term”).”

2.Extension of Initial Term for Square Card Programs. Section 8(a) of the *** to the Agreement, dated May 20, 2021 (“***”); Section 8(a) of the *** to the Agreement, dated March 1, 2023 (“***”); Section 4 of Amendment No. 14 to the Agreement, dated March 1, 2023 (“Amendment No. 14”); and the first three paragraphs of Schedule C to the ***, are each deleted in their entirety and replaced with, “[Intentionally Omitted].” The first sentence of the additional paragraph added to Section 3(a) of Schedule, “Program Terms,” to the Agreement in Section 2 of the Tenth Amendment to the Agreement, dated November 23, 2020 (“Amendment No. 10”); is deleted in its entirety and replaced with the following:

“The Initial Term, solely with respect to the Square Card Programs, will begin on the Effective Date and will expire on June 30, 2028, unless terminated earlier in accordance with the terms of this Agreement (“Square Card Initial Term”).”

3.Card Brand and Issuing Bank Costs. Notwithstanding anything in the Agreement to the contrary, from and after the Amendment Effective Date, Client will be responsible for payment to Marqeta of any and all Card Brand and Issuing Bank fees and costs allocated and attributable to the Square Card Programs.

4.Payment Terms. For the Cash App Program, the last sentence of Section 8(a)(iv) of Schedule B, “Statements, Invoices and Payments,” to the Agreement, which was added to the Agreement in Section 5 of Amendment No. 12, as amended by Section 6 of Amendment No. 17, and, for the Square Card Programs, the last sentence of Section 8(a)(iv) of Schedule B, “Statements, Invoices and Payments,” to the Agreement, which was added in Section 3 of Amendment No. 10, are each deleted in its entirety, and both such sections are replaced with the following as the new last sentence of Section 8(a)(iv) of Schedule B, “Statements and Payments,” to the Agreement for both the Cash App Program and the Square Card Programs:

“In addition, Marqeta will withhold any revenue share payment to Client until Card Brand fees and costs allocated and attributed to the Cash App Program and the Square Card Programs are fully determined on a monthly basis, with the determination occurring no later than *** Business Days after month end. Any

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Monthly Payments owed by Client, specifically including, but not limited to, the Card Brand fees and costs allocated and attributed to the Cash App Program and the Square Card Programs, shall be set off by Marqeta against any amounts owed to Client, specifically including, but not limited to, any revenue share payment to Client, when determining the net amount payable from one Party to the other on a monthly basis.”

5.Taxes. Section 8(a)(ii) of Schedule B of the Agreement shall be deleted and replaced in its entirety with the following language:

“(ii)     Taxes. “Taxes” means any taxes, including sales, use, value-added, goods and services, consumption, or other similar taxes, telecommunications taxes, withholding taxes, duties, levies, fees, excises, or tariffs impose by any federal, state, foreign, provincial or local government taxing authority, other than taxes imposed on net income, franchise taxes, and net worth taxes. Amounts due under this Agreement are exclusive of Taxes. If a Party receiving a payment hereunder (“Payee”) is legally obligated to collect applicable Taxes, such Taxes shall be calculated by Payee based on the taxable fees payable for the relevant period (by location, if applicable), and separately stated on a valid, accurate and complete invoice for that period which meets the applicable taxing authority invoicing requirements. The Party making such payment hereunder (“Payor”) shall pay the correct and undisputed invoice unless Payor provides Payee with a tax exemption certificate or any other additional documentation that satisfies the requirements to establish that the otherwise applicable Taxes are not required to be charged. Payor will not be responsible for any other taxes, assessments, duties, permits, tariffs, fees or other charges of any kind
Throughout the Term of this Agreement, each party shall provide the other party with any forms, documents, or certifications as may be required by such party to satisfy any information reporting or withholding tax obligations with respect to any payments under this Agreement. Either party may be obligated under applicable law to report certain information to tax and revenue authorities (“Tax Information”) and/or to the other party with respect to amounts payable to such party under this Agreement. Prior to payment, Payee shall provide Payor with the necessary tax forms and documentation to complete any applicable Tax Information reporting and recertify such documentation from time to time, as may be required by Applicable Law. The Parties acknowledge and agree that Payor will report to the applicable tax or revenue authorities the required Tax Information (including the total amount of payments paid to Payee during a relevant reporting period). Payee is solely responsible for ensuring that the information contained in Payee’s tax forms and documentation provided to Payor is current, complete and accurate
If applicable, Payor shall be entitled to deduct from any payments to Payee the amount of any withholding taxes with respects to the amounts payable, or any Taxes in each case required to be withheld by Payor to the extent that Payor pays the appropriate government taxing authority on behalf of Payee such Taxes. Any amounts so withheld shall be treated as having been paid for all purposes of this Agreement. Upon presentation to Payor by Payee of appropriate and timely tax forms and documentation claiming the benefits of an applicable income tax treaty to amounts payable, Payor agrees to reduce or eliminate withholding in accordance with such treaty claim. If Payor eliminates or reduces withholding tax in accordance with a treaty claim by Payee and a relevant governmental taxing authority determines a higher withholding tax amount should have been paid than that which was withheld by Payor, Payee agrees to indemnify Payor for the full amount of such underwithholding as well as any related penalties and interest.”

6.Definitions. Schedule C, “Definitions,” to the Agreement is amended by deleting the definition of “Square Card NPV” and adding the following definition:

“*** Square Debit Card Program” means the Square Debit Card Program for Client’s business in the ***.

7.Pricing Terms. Schedule D, “Fees - Program Setup & Processing Services,” to the Agreement is amended to extend the key pricing elements that apply to the Cash App Program to the Square Card Programs, as follows:

a.Square Card Program Fees. The introduction to Section (a) entitled, “*** Square Debit Card Program Fees,” of the Section entitled, “Square Card Program Fees,” of Schedule D to the Agreement, which was added to the Agreement in Section 6 of Amendment No. 10, is deleted in its entirety and replaced with the following:

“(a) Square Card Program Fees. The following terms shall apply to the Square Card Programs.”

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
b.Revenue Sharing. Subsection (i) entitled, “Revenue Sharing,” of Section (C) entitled, “Cash App Program Fees,” of Schedule D to the Agreement, which was added to the Agreement in Section 6 of Amendment No. 12, and amended by Section 7 of Amendment No. 17 to the Agreement; subsection (i) of Section (a), which was renamed as, “Square Card Program Fees,” by Section 6(a) of this Amendment above, of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees,” which was added to the Agreement in Section 6 of Amendment No. 10; subsections (ii) and (iii) of Section (c), entitled “***,” of the Section of Schedule D to the Agreement entitled, “***,” which was added to the Agreement in Section 5 of Amendment No. 11 to the Agreement, dated November 23, 2020 (“Amendment No. 11”); and the “*** Access Fee” and “Revenue Sharing” sections of the Section of Schedule C to the ***, entitled “***;” are each deleted in its entirety and replaced with “[Intentionally Omitted].” The following is added to the end of the existing Schedule D to the Agreement for both the Cash App Program and the Square Card Programs:

“Revenue Sharing for Cash App and Square Card Programs.

(A)    Monthly Incentive Payment. *** an amount based on the value of Cash App and Square Card NPV in a given month as set forth in the table below (“Monthly Incentive Payment”). “Cash App and Square Card NPV” means ***

Cash App and Square Card NPV	Monthly Incentive Payment
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
* ***.
Tiers will be applied on ***, meaning that if Client’s monthly Cash App and Square Card NPV encompasses *** then Client ***the Monthly Incentive Payment based on Cash App and Square Card NPV in ***.

(B)    ***Rebate. In addition to the ***rebate referenced in subsection (C) below, Marqeta will pay Client a ***transaction rebate ***according to the following calculation: Marqeta will sum *** across *** and apply Client’s Cash App Program and *** Square Debit Card Program *** of *** (which include ***) to derive the rebate *** payable to Client. For example, if in ***, and Client’s *** account for *** of *** on the Marqeta platform, then Client shall receive ***.

(C)    *** Rebate. In addition to the *** transaction rebate referenced above, ***, Marqeta will pay Client a *** transaction rebate on *** according to the following calculation:

(1)Marqeta will create *** for Client’s Cash App Program and *** Square Debit Card Program based on a calculation of *** Client’s Cash App Program and *** Square Debit Card Program ***, divided by Marqeta’s *** across ***; and
(2)Marqeta will *** assign Client a *** of the *** rebate based on this *** calculated in (1) above.

For example, if the *** across *** from *** is ***, and *** Client’s Cash App Program and *** Square Debit Card Program *** is ***, Client shall receive *** rebate.

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Notwithstanding the foregoing, for the period ***, the calculation referenced above will only include *** Client’s Cash App Program and *** Square Debit Card Program *** for the period ***, divided by Marqeta’s *** across *** for ***. For example, if the *** across *** was ***, and *** Client’s Cash App Program and *** Square Debit Card Program *** is ***, Client shall receive *** rebate.

(D)    *** Rebate. Marqeta will pay Client a *** rebate (the “*** Rebate”) *** according to the following calculation: Marqeta will sum *** Marqeta pays *** Client’s Cash App Program and *** Square Debit Card Program and *** as outlined in the Marqeta *** agreement as a ***. For example, if *** Marqeta pays *** Client’s Cash App Program and *** Square Debit Card Program for a *** are *** and the *** is *** then Client shall receive ***. In the event that Marqeta *** Client’s Cash App Program and *** Square Debit Card Program, Marqeta will provide *** to Client *** to those detailed in this Section ***.

(E)    Rebate and Incentive Commitment. During each 12 month period of the Cash App Initial Term, starting July 1, 2023 through June 30, 2024, and each subsequent 12 month period (“Contract Year”) with respect to the Cash App Program, Client will receive *** of rebate and / or incentive value on Client’s annual Cash App NPV *** for the rebates described in (B), (C), and (D) above (the “Rebates”) and / or other similar economic incentives to (B), (C), and (D) above provided by Marqeta to Client (the “Rebate and Incentive Commitment”). Client will not *** related to Client’s Cash App Program that ***. If Client *** related to Client’s Cash App Program that ***, then the Rebate and Incentive Commitment *** according to the following calculation:

(1)Marqeta and Client will calculate *** towards the Rebates ***; and
(2)The Rebate and Incentive commitment will be *** by this ***.

For example, if Client *** of the ***, then *** will be: *** for the remainder of the Contract Year and each subsequent Contract Year.

If a *** does not *** and ***, then Marqeta and Client will calculate *** in each Contract Year and consider *** Contract Year commitment.

For example, if *** of Cash App NPV is *** in the Contract Year, ***, then *** for that Contract Year. For the avoidance of doubt, if the ***, then *** pursuant to this paragraph.

(F)    Rebate and Incentive Certification. Within *** immediately following *** during the Cash App Initial term, Marqeta will deliver to Client a written certification (the “Rebate and Incentive Certification Letter”) substantially similar to the form attached as Rider 1, that will contain the dollar amount of the Rebates *** and will confirm and certify to Client that the calculation of the Rebates is true and accurate, to the best of Marqeta’s knowledge. The Rebate and Incentive Certification letter will be fully executed by a Marqeta representative with requisite signing authority.

(G)    *** Incentives. *** will retain any and all *** from *** that *** receives related to ***.”

c.    ATM Fees. Subsection (v) of Section (c), entitled “***,” of the Section of Schedule D to the Agreement entitled, “***,” which was added to the Agreement in Section 5 of Amendment No. 11, and the “***” section of the Section of Schedule C to the ***, entitled “***,” are each deleted in their entirety and replaced with, “[Intentionally Omitted].” In addition to any and all ATM fees and costs that are passed through to Client pursuant to Section 3 of this Amendment, Subsection (i) entitled, “Square Card Program ATM Fees,” of Section (b), entitled, “Additional Square Card Program Fees,” of the Section of Schedule D to the Agreement entitled “Square Card Program Fees,” which was added to the Agreement in Section 6 of Amendment No. 10, is deleted in its entirety and replaced with the following:

“i.    Square Card Program ATM Fees. Client shall be responsible for paying to Marqeta *** Square Card Program ATM ***, including, but not limited to, ***.”

d.    Chargeback and Dispute Resolution Fees. Subsection (iv) of Section (c), entitled “***,” of the Section of Schedule D to the Agreement entitled, “***,” which was added to the Agreement in Section 5 of Amendment No. 11, and the “Chargeback and Dispute Claims” section of the Section of Schedule C to the ***, entitled “***,” are each deleted in their entirety and replaced with, “[Intentionally Omitted].” Subsection (ii) entitled, “Chargeback Fees,” of Section (a), which was renamed as, “Square Card

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Program Fees,” by Section 6(a) of this Amendment above, of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees,” which was added to the Agreement in Section 6 of Amendment No. 10, is deleted in its entirety and replaced with the following:
ii.     Chargeback Fees. With respect to the Square Card Programs, the following Chargeback fees apply:

Item	Description	Unit	Fee
***	***	***	***

e.    *** Fees. *** fees and costs will be *** Client pursuant to Section 3 of this Amendment. Accordingly, Subsection (ii) of Section (b) entitled, “Additional Square Card Program Fees,” of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees,” which was added to the Agreement in Section 6 of Amendment No. 10, and Subsection (vi) of Section (c), entitled “***,” of the Section of Schedule D to the Agreement entitled, “***,” which was added to the Agreement in Section 5 of Amendment No. 11, are each deleted in their entirety and replaced with, “[Intentionally Omitted].”

f.    FX Conversion. Transaction volumes and fees for non-US programs will be converted to USD at the *** Rates.

8.International Expansion. Marqeta will be Client’s default provider of issuing processing and related services for the Cash App and Square Card Programs in any current or future markets outside of the United States (U.S.), as applicable, where (1) Client intends to operate the Cash App Program and / or the Square Card Program, and (2) Marqeta is able to provide issuing processing and related services (“International Markets”). If Client, acting reasonably and in good faith, believes that ***, Client will provide Marqeta with written notice detailing the reasons for Client’s belief. Upon Marqeta’s receipt of such written notice, the Parties will reasonably cooperate in good faith to mutually agree in writing on a resolution of the reasons detailed in such notice ***, but, if the Parties are unable to mutually agree in writing on such a resolution, ***. The Parties will mutually agree in writing on an amendment to the Agreement to add any such new program for an International Market to the Agreement, and such amendment will specify that *** detailed in the Agreement as being applicable to the Cash App Program and the Square Card Programs, respectively, specifically including *** to the Cash App Programs and Square Card Programs in the International Markets, *** by Marqeta to implement and enable a Cash App Program or Square Card Program in an International Market will be ***.

9.***. Beginning on the date that this Amendment is mutually executed, Client agrees to cooperate in good faith with Marqeta, and both Parties will use reasonable efforts toward ***. As a result *** will produce ***. If, after such ***, the Parties will mutually agree on an amendment to the Agreement reflecting ***. For the avoidance of doubt, this Section 9 shall only apply to ***.

10.Press Release. Marqeta may issue a press release announcing the terms of this Amendment, the content of which will be mutually agreed by the Parties prior to the press release being issued.

11.Limited Addendum. This Amendment and the Agreement set forth the Parties’ entire agreement regarding the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment. Except as modified or supplemented by this Amendment, all the provisions of the Agreement, specifically including, but not limited to, Section 14 of the Agreement, as amended by Amendment No. 14 (which specifies that Block, Inc., *** and *** are each separately liable, and shall not be jointly, severally or liable in any other manner with respect to the Agreement, or any amendment or addendum under the Agreement), and the Responsibility Matrices previously agreed to by the Parties, for *** under Schedule C of the ***, and for *** under Schedule C-2 of the ***, remain in full force and effect.

12.Counterparts. This Amendment may be executed electronically and in counterparts.

13.*** and *** Approval and Execution.

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
a.***, by signing this Amendment, hereby agrees to the terms of this Amendment, specifically with respect to the amendments reflected in this Amendment to the terms of Amendment No. 11 and the ***, each as amended.
b.***, by signing this Amendment, hereby agrees to the terms of this Amendment, specifically with respect to the amendments reflected in this Amendment to the terms of Amendment No. 14 and the ***, each as amended.

[Signature Page Follows]

Conformed
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc.	Block, Inc.
By: /s/ Simon Khalaf	By: /s/ Jack Dorsey
Print: Simon Khalaf	Print: Jack Dorsey
Title: CEO	Title: Block Head
Date: November 3, 2023	Date: November 3, 2023

***	***
By: /s/ ***	By: /s/ ***
Print: ***	Print: ***
Title: ***	Title: ***
Date: November 3, 2023	Date: November 3, 2023